Exhibit 99.3

October 2013

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third’s Investor Relations Department at (513) 534-0629 or IR@53.com

Jim Eglseder	Laura Wehby
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-7407

Quarterly Data

	Three Months Ended
	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011
Ratios (percent)
Return on average assets	1.35	1.94	1.41	1.33	1.23	1.32	1.49	1.08
Return on average common equity	12.1	17.3	12.5	11.5	10.4	11.4	13.1	9.5
Average equity as a percent of average assets	11.71	11.64	11.38	11.65	11.82	11.58	11.49	11.41
Net interest margin(a)	3.31	3.33	3.42	3.49	3.56	3.56	3.61	3.67
Efficiency(a)	59.2	53.2	59.8	65.2	63.7	59.4	58.3	67.5
Net losses charged off as a percent of average loans and leases	0.49	0.51	0.63	0.70	0.75	0.88	1.08	1.19
Allowance for loan and lease losses as a percent of loans and leases	1.92	1.99	2.08	2.16	2.32	2.45	2.59	2.78
Allowance for credit losses as a percent of loans and leases	2.11	2.18	2.28	2.37	2.53	2.66	2.81	3.01
Nonperforming assets as a percent of loans, leases and other assets, including OREO(b)	1.16	1.32	1.41	1.49	1.73	1.96	2.03	2.23
Allowance for loan and lease losses as a percent of nonperforming assets(b)	165	151	147	144	133	125	127	124
Allowance for credit losses as a percent of nonperforming assets(b)	182	165	161	158	145	136	138	134
Common Share Data
Earnings per share	$0.47	$0.67	$0.47	$0.44	$0.39	$0.41	$0.46	$0.33
Earnings per diluted share	$0.47	$0.65	$0.46	$0.43	$0.38	$0.40	$0.45	$0.33
Cash dividends per common share	0.12	0.12	0.11	0.10	0.10	0.08	0.08	0.08
Book value per share	15.84	15.56	15.42	15.10	14.84	14.56	14.30	13.92
Common shares outstanding, excluding treasury	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436
Market price per share:
High	$19.69	$18.60	$16.61	$16.16	$15.95	$14.67	$14.73	$13.08
Low	18.04	15.80	15.35	13.75	13.07	12.04	12.78	9.60
End of period	18.05	18.05	16.31	15.20	15.51	13.40	14.04	12.72
Supplemental Data
Common dividends declared ($ in millions)	$106	$102	$96	$88	$89	$74	$74	$74
Full-time equivalent employees	20,256	20,569	20,744	20,798	20,789	20,888	21,206	21,334
Banking centers	1,326	1,326	1,320	1,325	1,320	1,322	1,315	1,316
ATMs	2,374	2,433	2,426	2,415	2,404	2,409	2,404	2,425

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011
Income Statement ($ in millions)
Interest income (FTE)	$997	$989	$1,000	$1,020	$1,027	$1,031	$1,045	$1,061
Interest expense	99	104	107	117	120	132	142	141

Net interest income (FTE)	898	885	893	903	907	899	903	920
Provision for loan and lease losses	51	64	62	76	65	71	91	55
Noninterest income:
Service charges on deposits	140	136	131	134	128	130	129	136
Investment advisory revenue	97	98	100	93	92	93	96	90
Corporate banking revenue	102	106	99	114	101	102	97	82
Mortgage banking net revenue	121	233	220	258	200	183	204	156
Card and processing revenue	69	67	65	66	65	64	59	60
Other noninterest income	185	414	109	215	78	103	175	24
Securities gains, net	2	—	17	2	2	3	9	5
Securities gains, net—non-qualifying hedges on mortgage servicing rights	5	6	2	(2)	5	—	—	(3)

Total noninterest income	721	1,060	743	880	671	678	769	550
Noninterest expense:
Salaries, wages and incentives	389	404	399	416	399	393	399	393
Employee benefits	83	83	114	96	79	84	112	84
Net occupancy expense	75	76	79	76	76	74	77	79
Technology and communications	52	50	49	52	49	48	47	48
Equipment expense	29	28	28	27	28	27	27	27
Card and processing expense	33	33	31	31	30	30	30	28
Other noninterest expense	298	361	278	465	345	281	281	334

Total noninterest expense	959	1,035	978	1,163	1,006	937	973	993
Income before income taxes (FTE)	609	846	596	544	507	569	608	422
Taxable equivalent adjustment	5	5	5	4	4	4	5	4

Income before income taxes	604	841	591	540	503	565	603	418
Applicable income tax	183	250	179	144	139	180	173	104

Net income	$421	$591	$412	$396	$364	$385	$430	$314
Less: Net income attributable to noncontrolling interests	—	—	(10)	(3)	1	—	—	—

Net income attributable to Bancorp	$421	$591	$422	$399	$363	$385	$430	$314
Dividends on preferred stock	—	9	9	9	9	9	9	9

Net income available to common shareholders	$421	$582	$413	$390	$354	$376	$421	$305

Regulatory Capital Data ($ in millions)(a)
Tier I capital	$12,762	$12,426	$11,878	$11,685	$11,594	$13,093	$12,860	$12,503
Tier II capital	3,673	3,675	3,853	4,131	4,183	4,188	4,076	4,382

Total risk-based capital	$16,435	$16,101	$15,731	$15,816	$15,777	$17,281	$16,936	$16,885

Risk-weighted assets	$114,472	$112,285	$109,626	$109,699	$106,858	$106,398	$105,412	$104,945

Tier I risk-based capital ratio	11.15%	11.07%	10.83%	10.65%	10.85%	12.31%	12.20%	11.91%
Total risk-based capital ratio	14.36%	14.34%	14.35%	14.42%	14.76%	16.24%	16.07%	16.09%
Tier I leverage ratio	10.58%	10.40%	10.03%	10.05%	10.09%	11.39%	11.31%	11.10%
Tier I common equity ratio	9.89%	9.43%	9.70%	9.51%	9.67%	9.77%	9.64%	9.35%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,887	$2,390	$2,186	$2,441	$2,490	$2,393	$2,235	$2,663
Available-for-sale and other securities	18,080	16,187	15,263	15,207	15,402	15,552	16,093	15,362
Held-to-maturity securities	265	274	283	284	287	305	321	322
Trading securities	246	219	218	207	205	200	195	177
Other short-term investments	2,622	1,109	2,286	2,421	1,286	1,964	1,628	1,781

Total cash and securities	24,100	20,179	20,236	20,560	19,670	20,414	20,472	20,305
Loans held for sale	1,330	2,148	2,691	2,939	1,802	1,863	1,584	2,954
Portfolio loans and leases	87,231	87,032	85,676	85,782	83,059	82,359	82,113	81,018

Total loans and leases	88,561	89,180	88,367	88,721	84,861	84,222	83,697	83,972
Allowance for loan and lease losses	(1,677)	(1,735)	(1,783)	(1,854)	(1,925)	(2,016)	(2,126)	(2,255)
Bank premises and equipment	2,528	2,540	2,540	2,542	2,520	2,506	2,485	2,447
Operating lease equipment	707	645	598	581	542	511	495	497
Goodwill	2,416	2,416	2,416	2,416	2,417	2,417	2,417	2,417
Intangible assets	21	23	25	27	30	33	36	40
Servicing rights	919	899	772	697	679	736	767	681
Other real estate owned	312	301	316	320	356	338	383	429
Other assets	7,786	8,912	7,895	7,884	8,333	8,382	8,121	8,434

Total assets	$125,673	$123,360	$121,382	$121,894	$117,483	$117,543	$116,747	$116,967

Liabilities
Deposits:
Demand	$30,153	$30,097	$30,027	$30,023	$27,606	$26,251	$26,385	$27,600
Interest checking	23,527	22,878	23,175	24,477	22,891	23,197	23,971	20,392
Savings	17,583	18,448	19,339	19,879	20,624	22,011	22,245	21,756
Money market	10,433	9,247	8,613	6,875	5,285	4,223	4,275	4,989
Foreign office	1,409	1,570	1,089	885	1,059	1,265	1,251	3,250
Other time	3,524	3,793	3,909	4,015	4,167	4,261	4,446	4,638
Certificates—$100,000 and over	7,497	7,374	5,472	3,284	2,978	3,065	3,162	3,039
Other foreign office	—	47	—	79	78	—	56	46

Total deposits	94,126	93,454	91,624	89,517	84,688	84,273	85,791	85,710
Federal funds purchased	225	636	386	901	686	641	319	346
Other short-term borrowings	3,487	2,112	2,439	6,280	5,503	4,613	2,877	3,239
Other liabilities	5,057	5,941	4,693	4,347	4,710	4,507	4,502	4,739
Long-term debt	8,098	6,940	8,320	7,085	8,127	9,685	9,648	9,682

Total liabilities	110,993	109,083	107,462	108,130	103,714	103,719	103,137	103,716

Equity
Common and preferred equity	15,085	15,292	14,315	13,975	13,648	13,402	13,154	12,795
Net unrealized gains (losses):
Available-for-sale securities	268	203	381	412	494	476	487	485
Qualifying cash flow hedges	31	29	37	50	62	69	73	80
Accumulated other comprehensive income related to employee benefit plans	(81)	(83)	(85)	(87)	(88)	(91)	(92)	(95)
Treasury stock, at cost	(662)	(1,202)	(766)	(634)	(398)	(83)	(62)	(64)

Total Bancorp shareholders’ equity	14,641	14,239	13,882	13,716	13,718	13,773	13,560	13,201
Noncontrolling interests	39	38	38	48	51	51	50	50

Total equity	14,680	14,277	13,920	13,764	13,769	13,824	13,610	13,251

Total liabilities and equity	$125,673	$123,360	$121,382	$121,894	$117,483	$117,543	$116,747	$116,967

Share Data
Preferred shares outstanding—Series G	—	16,442	16,450	16,450	16,450	16,450	16,450	16,450
Preferred shares outstanding—Series H	24,000	24,000	—	—	—	—	—	—
Common shares outstanding, excluding treasury	887,029,539	851,473,955	874,644,725	882,152,057	897,467,317	918,913,253	920,056,340	919,804,436
Treasury shares held	36,863,042	72,418,626	49,247,856	41,740,524	26,425,263	4,979,328	3,836,240	4,088,144

Quarterly Data

	Three Months Ended
	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$89,154	$89,473	$88,880	86,180	$84,829	$84,508	$83,757	$82,278
Taxable securities	16,590	15,346	15,224	15,187	15,005	15,548	15,313	15,270
Tax exempt securities	44	55	51	57	48	62	59	58
Other short-term investments	1,894	1,561	1,571	1,521	1,535	1,558	1,363	1,915

Total interest-earning assets	107,682	106,435	105,726	102,945	101,417	101,676	100,492	99,521
Cash and due from banks	2,380	2,359	2,225	2,442	2,368	2,264	2,345	2,418
Other assets	15,015	15,198	15,016	15,468	15,749	15,835	15,734	15,758
Allowance for loan and lease losses	(1,731)	(1,780)	(1,850)	(1,912)	(2,013)	(2,121)	(2,246)	(2,429)

Total assets	$123,346	$122,212	$121,117	$118,943	$117,521	$117,654	$116,325	$115,268

Liabilities
Interest-bearing liabilities:
Interest checking	$23,116	$22,796	$23,763	$23,556	$22,967	$23,548	$22,308	$19,263
Savings	18,026	18,864	19,576	20,216	21,283	22,143	21,944	21,715
Money market	9,693	8,918	7,932	6,026	4,776	4,258	4,543	5,255
Foreign office	1,755	1,418	1,102	1,174	1,345	1,321	2,277	3,325
Other time	3,676	3,859	3,982	4,094	4,224	4,359	4,551	4,960
Certificates—$100,000 and over	7,315	6,519	4,017	3,084	3,016	3,130	3,178	3,085
Other foreign office	17	10	40	32	32	23	19	16
Federal funds purchased	464	560	691	794	664	408	370	348
Other short-term borrowings	1,675	2,867	5,429	4,553	4,856	4,303	3,261	3,793
Long-term debt	7,453	7,552	7,506	7,891	8,863	9,669	9,768	9,707

Total interest-bearing liabilities	73,190	73,363	74,038	71,420	72,026	73,162	72,219	71,467
Demand deposits	30,655	29,682	28,565	29,223	27,127	26,351	26,063	26,069
Other liabilities	5,023	4,908	4,687	4,394	4,430	4,462	4,627	4,536

Total liabilities	108,868	107,953	107,290	105,037	103,583	103,975	102,909	102,072
Equity	14,478	14,259	13,827	13,906	13,938	13,679	13,416	13,196

Total liabilities and equity	$123,346	$122,212	$121,117	$118,943	$117,521	$117,654	$116,325	$115,268

Average loans and leases (excluding held for sale)	$87,272	$86,707	$85,903	$83,943	$82,888	$82,586	$81,500	$79,914
Average common shares outstanding:
Basic	880,182,513	858,582,710	870,923,074	884,676,065	904,474,989	913,540,510	915,225,816	914,996,543
Diluted	888,111,269	900,625,454	913,163,262	925,585,306	944,820,608	954,622,463	957,415,527	956,348,893

Quarterly Data

	Three Months Ended
	September 2013	June 2013	March 2013	December 2012	September 2012	June 2012	March 2012	December 2011
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$38,260	$37,868	$36,782	$36,077	$33,357	$32,625	$32,203	$30,828
Commercial mortgage	8,058	8,450	8,777	9,116	9,368	9,697	9,976	10,214
Commercial construction	879	758	699	707	683	834	916	1,037
Commercial leases	3,572	3,570	3,568	3,549	3,549	3,471	3,512	3,531

Subtotal—commercial	50,769	50,646	49,826	49,449	46,957	46,627	46,607	45,610
Consumer:
Residential mortgage	13,832	14,513	14,713	14,873	13,449	13,218	12,523	13,474
Home equity	9,356	9,531	9,727	10,018	10,238	10,377	10,493	10,719
Automobile loans	12,072	12,015	11,741	11,972	11,912	11,739	11,832	11,827
Credit card	2,157	2,114	2,043	2,097	1,994	1,943	1,896	1,978
Other consumer loans and leases	375	361	317	312	311	318	346	364

Subtotal—consumer	37,792	38,534	38,541	39,272	37,904	37,595	37,090	38,362

Total loans and leases	$88,561	$89,180	$88,367	$88,721	$84,861	$84,222	$83,697	$83,972

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$38,145	$37,636	$36,423	$34,311	$33,124	$32,770	$31,421	$29,954
Commercial mortgage	8,280	8,627	8,978	9,209	9,592	9,873	10,077	10,350
Commercial construction	797	717	700	697	751	886	1,008	1,155
Commercial leases	3,574	3,553	3,557	3,509	3,483	3,471	3,543	3,352

Subtotal—commercial	50,796	50,533	49,658	47,726	46,950	47,000	46,049	44,811
Consumer:
Residential mortgage	14,333	14,984	14,866	14,028	13,458	13,059	12,928	12,638
Home equity	9,432	9,625	9,872	10,129	10,312	10,430	10,606	10,810
Automobile loans	12,083	11,887	12,096	11,944	11,812	11,755	11,882	11,696
Credit card	2,140	2,071	2,069	2,029	1,971	1,915	1,926	1,906
Other consumer loans and leases	370	373	319	324	326	349	366	417

Subtotal—consumer	38,358	38,940	39,222	38,454	37,879	37,508	37,708	37,467

Total average loans and leases	$89,154	$89,473	$88,880	$86,180	$84,829	$84,508	$83,757	$82,278

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$391	$551	$618	$665	$808	$1,002	$994	$1,058
Nonaccrual loans held for sale	11	15	16	25	38	55	110	131
Restructured loans—commercial (nonaccrual) held for sale	—	—	3	4	5	5	7	7
Restructured loans and leases (nonaccrual) portfolio	379	358	333	364	345	340	358	380
Other assets, including other real estate owned	244	241	259	257	293	277	321	378

Total nonperforming assets	$1,025	$1,165	$1,229	$1,315	$1,489	$1,679	$1,790	$1,954

Ninety days past due loans and leases	$156	$152	$164	$195	$201	$203	$216	$200

Nonperforming Loans ($ in millions) (nonaccrual plus renegotiated)
Commercial and industrial loans and leases	$310	$356	$323	$345	$401	$471	$489	$544
Commercial mortgage	187	235	260	296	356	449	470	497
Commercial construction loans	34	47	74	85	93	123	146	156
Residential mortgage loans	166	202	221	237	254	260	265	275
Other consumer loans and leases	84	84	92	95	93	99	99	104

Total nonperforming loans and leases (including held for sale)	$781	$924	$970	$1,058	$1,197	$1,402	$1,469	$1,576

Credit Charge-Offs ($ in millions)
Gross charge-offs	($141)	($145)	($168)	($177)	($188)	($219)	($253)	($280)
Recoveries	32	33	35	30	32	38	33	41

Net losses charged off	($109)	($112)	($133)	($147)	($156)	($181)	($220)	($239)